EXHIBIT 10.12

SUBSCRIPTION AGREEMENT

Fresh Harvest Products, Inc.

280 Madison Avenue, Suite 1005

New York, New York 10016

Dear Sirs:

Concurrent with the signing of this agreement, the undersigned (the “Purchaser”) is purchasing _____________________ shares of common stock (the “Shares”) in the capital of Fresh Harvest Products, Inc. (the “Company”) at a price of $2.00 per Share (the “Subscription Price”).

The Purchase confirms the subscription for and the purchase of the Shares and agrees to pay the Subscription Price for the Shares as calculated below. The Purchaser further confirms that Michael Jordan Freidman solicited the Purchaser to purchase the Shares and no other person participated in such solicitation other than Mr. Freidman

Calculation of Subscription Price

________________________ X US$2.00  = US $________________________

Number of Shares Purchased                                    Total Subscription Price

Form of Payment: Cash: ________   Check: ________     Other: ________

Make check payable to: Fresh Harvest Products, Inc.

Please ensure funds are in US Dollars

Dated: ______________________

_____________________________

Signature of Purchaser

_____________________________

Name of Purchaser

_____________________________

Address of Purchaser

_____________________________

Fresh Harvest Products, Inc.

By: _____________________________

Title:_____________________________